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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003

                              DELTA AIR LINES, INC.
             (Exact name of registrant as specified in its charter)

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
         Delaware                              1-5424                            58-0218548
(State or other jurisdiction           (Commission File Number)                 (IRS Employer
      of incorporation)                                                       Identification No.)
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                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Pilot Negotiations

Delta recently presented a proposal to the Air Line Pilots Association, International ("ALPA"), which represents Delta's pilots, to move towards a competitive pilot cost structure. On July 23, 2003, ALPA announced that Delta's current approach is inconsistent with ALPA's perspectives and that Delta's concepts do not furnish a basis for continued negotiations regarding reducing pilot employment costs. Delta remains hopeful that Delta and ALPA can find common ground for renewed negotiations soon. The existing collective bargaining agreement becomes amendable on May 1, 2005.

Discontinuation of Quarterly Common Stock Dividend

On July 24, 2003, Delta's Board of Directors announced that it would immediately discontinue the payment of quarterly common stock cash dividends. Delta previously paid a quarterly dividend of $0.025 per common share. The press release is attached as Exhibit 99.1.

Debt Exchange Offer

On July 25, 2003, Delta announced that it intends to make an exchange offer for $300,000,000 outstanding principal amount of its 6.65 percent Medium-Term Notes, Series C due 2004, and $500,000,000 outstanding principal amount of its 7.70 percent Senior Notes due 2005. The press release is attached as Exhibit 99.2.

Pension Funding Obligations

Delta sponsors defined benefit pension plans ("pension plans") for eligible employees and retirees. We have satisfied our minimum required funding obligations for our pension plans in 2003. Estimates of our future funding obligations under these pension plans are based on various assumptions, including the actual market performance of the plan assets, future 30-year U.S. Treasury bond yields and regulatory requirements. As previously announced, our estimated pension plan funding obligation in 2004 is between $350 million and $450 million. Our funding obligations under the pension plans in later years are not reasonably estimable at this time because these estimates vary materially depending on the assumptions used. Nevertheless, we expect our funding obligations under our pension plans in each of the years from 2005 through 2007 will be substantially larger than our estimated funding obligations in 2004. For additional information regarding our pension plans, see Note 11 (pages 51-55) of the Notes to the Consolidated Financial Statements in our 2002 Annual Report to Shareowners.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

Exhibit 99.1 Press Release dated July 24, 2003 titled "Delta Air Lines' Board of Directors Discontinues Common Stock Dividend"

Exhibit 99.2 Press Release dated July 25, 2003 titled "Delta Air Lines Commences Exchange Offer for 6.65 Percent Notes Due 2004 and
                  7.70 Percent Notes Due 2005"
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DELTA AIR LINES, INC.


                                  BY:       /s/ Edward H. Bastian
                                            ---------------------
                                            Edward H. Bastian
                                            Senior Vice President - Finance and
                                            Controller

Date:    July 25, 2003
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                                  EXHIBIT INDEX

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
Exhibit Number           Description
--------------           -----------

Exhibit 99.1 Press Release dated July 24, 2003 titled "Delta Air Lines' Board of Directors Discontinues Common Stock Dividend"

Exhibit 99.2 Press Release dated July 25, 2003 titled "Delta Air Lines Commences Exchange Offer for 6.65 Percent Notes Due 2004 and
                    7.70 Percent Notes Due 2005"
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